UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09419
                                  ----------------------------------------------

                         PAX WORLD HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      222 State Street, Portsmouth, NH                         03801-3853
--------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip code)

                           Pax World Management Corp.
                   222 State Street, Portsmouth, NH 03801-3853
                   Attn.: Laurence A. Shadek, Thomas W. Grant
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-767-1729
                                                   -----------------------------
Date of fiscal year end:   12/31/03
                         -------------------------------------------------------

Date of reporting period:  12/31/03
                         -------------------------------------------------------


     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

PAX WORLD
ETHICAL INVESTING

Annual Report

PAX World Balanced Fund
PAX World Growth Fund
PAX World High Yield Fund

31 DECEMBER 2003

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.


                                TYPES OF ACCOUNTS

Regular Accounts: INDIVIDUAL, BUSINESS AND TRUST ACCOUNTS ARE AVAILABLE FOR ALL PAX WORLD FUNDS.


TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(B)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.

                                    SERVICES

AUTOMATIC INVESTMENT PLAN: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. AUTOMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT AND DO NOT PROTECT AGAINST LOSS IN DECLINING MARKETS.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax World account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.



* This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus, which contains more complete information including fees and expenses, and should be read carefully before investing. Please request a prospectus by calling (800) 767-1729, via e-mail at info@paxworld.com, or by visiting our web site at www.paxworld.com. You should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing. Distributor: H.G. Wellington & Co., Inc., Member NASD/SIPC, February, 2004

Dear Pax World Shareholders,

     At this time last year, the financial world was reeling from its third straight year of market declines. At Pax World, we approached 2003 with a cautiously optimistic outlook, buoyed by our confidence in our portfolio managers and by the loyalty of our long-term shareholders. Our optimism was rewarded with impressive market rallies in 2003. As you will see from our portfolio managers' reports that follow, our Pax World Funds had very respectable results. We thank our portfolio managers, Chris Brown, Diane Keefe and Paul Gulden, for a job well done in a very difficult environment.

     A recap of last year would be incomplete without noting the negative news events within the mutual fund industry. The main attribute investors look for in those handling your hard-earned money is trust. We are dismayed to see that some in our industry have violated that trust. The scandals that have been reported prompted us to double check our own policies and procedures to ensure that all of our Pax World shareholders are treated fairly. Our paramount concern has always been and always will be to protect the interests of our investors. To that end, we will strive to make every conceivable effort to prevent any violation of your trust.

     Pax World has been very active on the social responsibility front. One of the biggest issues of the year was transparency of mutual fund proxy voting, of which we were a leading advocate. In 2000, Pax World disclosed our proxy votes on our website, and we were only the 2nd mutual fund company to do so. We took our message to the Securities and Exchange Commission (SEC) and, over strenuous objection from much of the mutual fund industry, in early 2003 the SEC issued a ruling that mutual funds must disclose their proxy votes. Later this year, the rule will come to fruition and you will have access to those votes. Our own proxy vote web pages for each Fund are generating very good traffic, and we are pleased that you are taking such an active interest in your investment. In her annual report to shareholders on the next page, Anita Green, our Vice President of Social Research, will discuss the many other issues in which we were involved.

     A special thanks to you, our shareholders, who place your trust in us to invest your money ethically. We wish all of you a happy, healthy, and prosperous 2004.

 Sincerely,

/s/ Laurence A. Shadek                               /s/ Thomas W. Grant

Laurence A. Shadek                                   Thomas W. Grant
Chairman                                             President

February 6, 2004

Dear Pax World Shareholders,

     As I reflect back on 2003, I characterize it as a year when socially responsible investors truly made a difference. One way to measure success is when others adopt your language, and we have certainly seen that happen. Regulators, legislators, the media - all are now extolling the importance of good corporate governance, independent directors, transparency, and disclosure. Previously, these words were rarely heard outside of SRI circles. In 1820, Charles Caleb Colton said, "Imitation is the sincerest form of flattery," and social investors are indeed flattered.

     As always, we use our proxy votes to encourage the companies in our portfolios to exercise better corporate governance. It is worth noting that in 2003 we voted against the independent auditor 50% of the time, and withheld our vote from 21% of director nominees.

     At Avon Products' 2003 meeting, an overwhelming 80.5% of shareholders voted in favor of a proposal to implement annual election of the company's directors. However, because the proposal was a non-binding shareholder resolution, nothing changed. This year, Pax World Balanced Fund is participating as a co-filer on this same resolution, since we feel a stronger message to Avon's management is warranted.

     Our Balanced Fund is a co-filer on two additional resolutions, with Abbott Laboratories and Johnson & Johnson, which focus on access to medicine to combat the HIV/AIDS, tuberculosis and malaria pandemics that are sweeping through parts of the globe. Working with the Interfaith Center on Corporate Responsibility, we are asking the companies to review the economic effects of these pandemics on their business strategies. The World Bank reports that "a complete economic collapse will occur" in southern Africa and other parts of the world unless there is a response to the HIV/AIDS pandemic. However, only 4% of the world's HIV/AIDS patients have access to treatment and, given the alarming reports just beginning to emerge from China, the situation seems far from reaching its point of critical mass. As investors, we are concerned about the human aspect as well as the financial risks to which these two companies may be exposing themselves.

     Pax World is also working with the Environmental Protection Agency (EPA) to increase corporate participation in the EPA's Energy Star program, which works to encourage energy efficiency. The EPA has data showing that responsible energy management can result in millions of dollars in savings, but is frequently overlooked. I look forward to discussing this issue with the companies in our portfolios, and will be writing again about this exciting collaboration in upcoming shareholder reports.

     In November, Pax World added our endorsement to the Carbon Disclosure Project (CDP). Based in London, the CDP is a request for information on Greenhouse Gas Emissions from the world's 500 largest corporations. So far, approximately 71% of the companies have responded to the questionnaire, and this information is improving our ability to analyze these corporations. For more information, please visit www.cdproject.net.

     In cooperation with Calvert Group, As You Sow Foundation, and several other social investment organizations, we continue to dialogue with Dell, Inc. with regard to computer recycling. Dell has been extremely responsive during this past year's discussions, and in the space of a few months has jumped to the front of the pack (see related story in the Spring 2004 edition of the Pax World CONNECTION). Computer recycling is gaining momentum, and the fund groups that are participating in these dialogues are reporting that other computer manufacturers in their portfolios are responding with recycling programs of their own.

     At our own annual meeting of shareholders in June, we asked you to approve a proposal that would have permitted us to increase the amount of community development securities in our Balanced Fund. I regret to inform you that the amendment to the Fund's by-laws did not pass. This particular item required at least 50% of outstanding shares to vote "yes." Although the majority of shareholders who voted did vote in favor of the proposal, due to the constraints caused by many shareholders holding Pax World via a third-party account (i.e. a brokerage account), we simply did not have enough votes to approve the proposed change.

     2004 is already shaping up to be another exciting year to be a socially responsible investor. Updates on our activities will be given in the quarterly Pax World CONNECTION newsletter, my letter in the Semi-Annual report, and on our website. I welcome your comments, and hope you have found this brief recap of 2003 informative and helpful.

Sincerely,

/s/ Anita Green


Anita Green
Vice President of Social Research

February 6, 2004

                                                               Table of Contents

                                TABLE OF CONTENTS

Chairman and President's Letter.......................................1
Social Research Vice President's Letter...............................2

P A X W O R L D  Balanced Fund, Inc.
      Portfolio Manager's Comments....................................5
      Portfolio Highlights............................................7
      Schedule of Investments........................................17
      Statement of Assets and Liabilities............................34
      Statement of Operations........................................35
      Statement of Changes in Net Assets.............................36
      Financial Highlights...........................................38
      Annual Meeting of Shareholders.................................58

P A X W O R L D  Growth Fund, Inc.
      Portfolio Manager's Comments....................................9
      Portfolio Highlights...........................................11
      Schedule of Investments........................................25
      Statement of Assets and Liabilities............................34
      Statement of Operations........................................35
      Statement of Changes in Net Assets.............................37
      Financial Highlights...........................................39
      Annual Meeting of Shareholders.................................60

P A X W O R L D  High Yield Fund, Inc.
      Portfolio Manager's Comments...................................13
      Portfolio Highlights...........................................15
      Schedule of Investments........................................27
      Statement of Assets and Liabilities............................34
      Statement of Operations........................................35
      Statement of Changes in Net Assets.............................37
      Financial Highlights...........................................40
      Annual Meeting of Shareholders.................................61

Notes to Financial Statements........................................41

Report of Ernst & Young LLP, Independent Auditors....................63

                                                    Portfolio Manager's Comments
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD BALANCED FUND PERFORM IN 2003?

A. For the first time since 2000, the Dow Jones Industrial Average, Nasdaq and S&P 500 all ended the year with gains. The Dow ended up 27.83%, Nasdaq climbed 50.77% and the S&P rose 28.36% for the year ended December 31, 2003.

     For the twelve months ended December 31, 2003, Pax World Balanced Fund had a total return of 17.27% while its benchmarks, the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index Blend and the Lipper Balanced Fund Index, had total returns of 18.48% and 19.94%, respectively, for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING 2003?

A. Asset allocation was the most important factor that influenced the Fund's performance. It both helped and hurt. The Fund's portfolio was negatively impacted by its sector allocation within equities. The Fund was underweighted in financials, which outperformed the S&P 500, and was overweighted in utilities and healthcare, which underperformed the S&P 500.

     On the positive side, our correct assessment of the bullish environment led us to overweigh the Fund's equities vs. bonds. By year-end, the Fund was invested 69.6% in equities and 26.9% in fixed income.. In addition, the Fund was overweighted in consumer discretionary, which was a stellar performing sector last year.

     The fixed income portion of the Fund's portfolio was also a positive contributor to performance.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING THE PERIOD?

A. The Fund spent 2003 repositioning its portfolio from a defensive stance to a portfolio that could take advantage of renewed worldwide economic growth. As such, the Fund purchased stocks such as APPLIED MATERIALS (AMAT), INTERSIL CORPORATION (ISIL) and CEMEX S.A. DE C.V. (CX). AMAT and ISIL are semiconductor related companies and CX is an international industrial company.

     Stocks that we sold include JONES APPAREL GROUP (JNY), DAYTON POWER AND LIGHT COMPANY (DPL) and BED BATH AND BEYOND (BBBY). We eliminated JNY for company specific reasons, while both DPL and BBBY were sold to move away from sectors that we believe

                                                               December 31, 2003

     PAX WORLD Balanced Fund, Inc.

     will underperform in this recovery.

     As discussed previously, the Fund's strategy in 2003 was to focus on companies that we believe will benefit more from a growing economy. We still believe in this economic assumption and therefore expect to continue with this strategy.

                                                            Portfolio Highlights
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

KEY STATISTICS

Change in NAV ($17.82 to $20.68)...........................................$2.86
Change in Total Net Assets ($1,033 to $1,224 million)...............$191 million
Distributions to Shareholders (per share).................................$0.207
1 Year Total Return(1)     ...............................................17.27%
3 Year Average Total Return(1) ...........................................-0.95%
5 Year Average Total Return(1) ............................................3.78%
10 Year Average Total Return(1) ..........................................10.63%

TEN LARGEST HOLDINGS(2)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Amgen, Inc.................................................................2.02%
Vodafone Group PLC ADR.....................................................1.84%
Tribune Co.................................................................1.69%
Koninklijke Philips Electronics NV ADR.....................................1.54%
Fannie Mae.................................................................1.53%
SAP Aktiengesellschaft ADR.................................................1.53%
Dell, Inc..................................................................1.53%
Intuit, Inc................................................................1.51%
KeySpan Corp...............................................................1.50%
American International Group, Inc......................................... 1.49%
                                                                          ------

Total.....................................................................16.18%

ASSET ALLOCATION (Pie Chart)
US Stocks 61%
US Bonds 27%
Foreign Stocks & Bonds 9%
Cash & Equivalents 3%

SECTOR DIVERSIFICATION (Pie Chart)
US Government Agency Bonds 18%
Consumer Discretionary 13%
Health Care 13%
Information Technology 11%
Corporate Bonds 7%
Industrials 7%
Consumer Staples 6%
Energy 5%
Financials 5%
Telecommunication Services 4%
Utilities 4%
Cash & Equivalents 3%
Materials 2%
Mortgage-Backed Bonds 2%

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

                    TEN YEAR ANNUAL TOTAL RETURN - HISTORICAL

(Chart)
                                                60% S&P 500
                                                 INDEX/40%
              PAX WORLD                       LEHMAN BROTHERS         LIPPER
              BALANCED         S&P 500        AGGREGATE BOND         BALANCED
             FUND, INC.(1)      INDEX           INDEX BLEND        FUND INDEX(3)

1993           $10,000         $10,000              $10,000           $10,000
1994           $10,265         $10,132               $9,967            $9,780
1995           $13,261         $12,924              $13,940           $12,185
1996           $14,635         $17,140              $14,859           $13,770
1997           $18,312         $22,858              $18,369           $16,531
1998           $22,820         $29,389              $22,222           $19,026
1999           $26,752         $35,575              $24,889           $20,734
2000           $28,266         $32,334              $24,643           $21,230
2001           $25,697         $28,493              $23,726           $20,542
2002           $23,420         $22,196              $21,396           $18,346
2003           $27,464         $28,491              $25,350           $22,004

              Growth of a $10,000 investment, compounded annually.

AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2003

                                                 1 YEAR      5 YEARS    10 YEARS

Balanced Fund(1)                                  17.27%       3.78%      10.63%
S&P 500 Index                                     28.36%      -0.59%      10.94%
60% S&P 500 Index/40% Lehman
   Brothers Aggregate Bond Index Blend            18.48%       2.67%       9.75%
Lipper Balanced Fund Index(3)                     19.94%       2.95%       8.27%

(1) THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE, AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

(3) THE INDEX IS COMPRISED OF BALANCED FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                    Portfolio Manager's Comments
                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM IN 2003?

A. 2003 was a good year for the Fund and its shareholders. The Fund started the year with $22 million and ended with $40 million in net assets. The price per share rose from $7.26 as of December 31, 2002 to $9.80 as of December 31, 2003. The total return for the one-year period ended December 31, 2003 was 34.99%, which compares quite favorably to total returns of 28.36% for the S&P 500 and 35.38% for the Lipper Multi-Cap Growth Fund Index for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING 2003?

A. The most important factor was recognizing that a cyclical bull market had begun and that, in our opinion, the lows of March 2003 ended the bear market of 2000-2002. We also felt that there were great values in some of the beaten down technology companies as well as in parts of the healthcare sector. Both of these groups were overweighted throughout the year. We also emphasized the smaller, faster growing companies. In the early stages of a bull market, and this one was no exception, liquidity usually drives stock prices and tends to favor smaller companies. P/E multiples also expand during periods of falling interest rates, and would, conversely, decline as interest rates rise.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING THE PERIOD?

A. DICK'S SPORTING GOODS (DKS) was one of the major positions we established during the year. Dick's is a retailer offering sporting goods equipment, apparel, and footwear through 134 stores in 24 states. The large stores have a "store within a store" format, and cater to all segments of the market. The company has the highest margins in the business and is growing quite rapidly. We also made investments in other parts of the world. AMERICA MOVIL (AMX) is among the Fund's largest positions. Originally formed to hold the wireless assets of Mexico's largest telephone company, America Movil has expanded into Brazil, Argentina, and other parts of Latin America. As the global recovery continues, we are making a concerted effort to own cyclical companies. APACHE (APA), CHESAPEAKE ENERGY (CHK), and ANADARKO PETROLEUM (APC) are three companies bought in the energy area. Earlier in the year, our discipline forced us to substantially reduce

                                                               December 31, 2003

     PAX WORLD Growth Fund, Inc.

     our position in EBAY (EBAY), which appreciated quite nicely but had become over seven percent of the Fund's portfolio.

A PORTION OF THE FUND MAY BE INVESTED IN FOREIGN SECURITIES, WHICH COME WITH RISKS NOT FOUND WHEN INVESTING IN U.S. SECURITIES AND WHICH COULD HAVE A SIGNIFICANT EFFECT ON AN INVESTOR'S RETURN. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS.

                                                            Portfolio Highlights
                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

KEY STATISTICS

Change in NAV ($7.26 to $9.80).............................................$2.54
Change in Total Net Assets ($22.06 to $40.61 million).............$18.55 million
1 Year Total Return(1)  ..................................................34.99%
3 Year Average Total Return(1) ...........................................-6.48%
5 Year Average Total Return(1) ...........................................-2.51%
6-11-97 to 12-31-03 Average Total Return(1) ..............................-0.31%

TEN LARGEST HOLDINGS(2)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Dick's Sporting Goods, Inc.................................................4.79%
America Movil SA ADR.......................................................4.71%
Amazon.com, Inc............................................................4.54%
Corinthian Colleges, Inc. .................................................4.10%
Cognizant Technology Solutions Corp. ......................................3.93%
Eon Labs, Inc. ............................................................3.76%
Coach, Inc. ...............................................................3.72%
MBNA Corp. ................................................................3.67%
Veritas Software Corp. ....................................................3.66%
Nextel Communications, Inc. Class A........................................3.45%
                                                                           -----

Total.....................................................................40.33%


ASSET ALLOCATION (Pie Chart)
US Common Stocks 92%
Foreign Common Stocks 5%
Cash & Equivalents 3%

SECTOR DIVERSIFICATION (Pie Chart)
Information Technology 33%
Consumer Discretionary 17%
Industrials 13%
Health Care 12%
Telecommunication Services 8%
Energy 6%
Financials 6%
Cash & Equivalents 3%
Materials 2%

                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                 PAX WORLD                               LIPPER MULTI-CAP
                  GROWTH                S&P 500             GROWTH FUND
                FUND, INC.(1)            INDEX                INDEX(3)

6-11-1997         $10,000               $10,000               $10,000
1997*              $9,660               $11,259               $11,268
1998              $11,130               $14,476               $14,062
1999              $14,280               $17,523               $20,580
2000              $11,980               $15,927               $18,100
2001               $9,230               $14,034               $13,546
2002               $7,261               $10,933                $9,507
2003               $9,801               $14,033               $12,870

              Growth of a $10,000 investment, compounded annually.

The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account, a $10,000 investment would have netted $9,075.

* 1997 represents a partial year from 6-11-97 (date of Fund inception) to 12-31-1997.

AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2003

                                 1 YEAR        5 YEARS     6-11-97 TO 12-31-03

Growth Fund(1)                    34.99%        -2.51%           -0.31%
S&P 500 Index                     28.36%        -0.59%            5.31%
Lipper Multi-Cap Growth
   Fund Index(3)                  35.38%        -1.76%            3.93%

(1) TOTAL RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL 11-1-1999. THE 5 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -3.01%. THE AVERAGE TOTAL RETURN FOR THE PERIOD 6-11-1997 TO 12-31-2003 WITH THE INITIAL SALES CHARGE DEDUCTED IS -0.70%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE ONE-YEAR OR THREE-YEAR PERIOD ENDED 12-31-2003. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

(3) THE INDEX IS COMPRISED OF MULTI-CAP GROWTH FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                    Portfolio Manager's Comments
                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM IN 2003?

A. The Fund had a total return of 16.90% for the one-year period ended December 31, 2003. We are pleased with this performance. Throughout the year, we kept our focus for the Fund on bonds rated B or better. We continue to believe that strict concentration on what we feel are the healthiest companies, both financially and socially, within the high-yield issuer universe could serve our investors well over the long term.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING 2003?

A. With interest rates at a 45-year low throughout most of the year, many companies in the Fund's portfolio benefited from lower borrowing costs and improved cash flows. The great decline in default rates for leveraged companies, as well as the improving economic growth rate, were the primary factors that led the high-yield market to rally across the board. The riskiest bonds rallied the most, but we did not change our financial parameters to "chase performance." We continued to employ a strategy of owning the securities of companies with above average credit quality and we sought to minimize the Fund's exposure to distressed companies.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING THE PERIOD?

A. We believe that the Fund's investment in BLUE RIDGE PAPER COMPANY breaks new ground for socially responsible investors in that it is a privately held company owned by the company's management, employees, and by a private equity firm (KPS Special Situations Fund) known for its friendly relations with organized labor. Blue Ridge makes juice cartons with special layered packaging to preserve vitamins. We expect Blue Ridge to benefit from a price recovery in the paper market.

     We purchased a floating-rate senior note of THL BEDDING COMPANY, the holding company of Simmons Mattress Company. If, as we anticipate, interest rates rise, the interest we are paid on this note will increase. Should interest rates decline, however, the earnings on this note will decrease. We also bought bonds of FPL ENERGY WIND FUNDING, LLC, our first investment in operating wind turbines in the U.S., and SEMINIS, one of the world's largest producers of seeds for fresh fruits and vegetables. In emerging markets, we purchased the bonds of TELE NORTE LESTE, an investment-grade company operating as an "incumbent"

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

     (analogous to the "Baby Bells" in the U.S.) in Brazilian telecommunications, and INNOVA, a satellite TV provider in Mexico. Both Brazil and Mexico have shown great trends toward economic stabilization in the past year.

     We sold ALLIANCE ATLANTIS COMMUNICATIONS bonds when the price had increased such that only a money market equivalent yield was offered and a mandatory call seemed imminent. It was time for us to move on to other opportunities, although we still think this company, the owner of BBC KIDS and distributor of "Bowling For Columbine" is the kind of media company we love to own.

     We also sold the bonds of CONSTAR, a bottling company that missed their cash flow generation targets in the first year after raising money in the high-yield bond market. Although Constar subsequently received relief from its bank lenders, we eliminated this risk from our portfolio going forward.

     We also sold NEXTEL COMMUNICATIONS bonds because of low yields, which we believe do not compensate investors for the risks of competing with the five other nationwide wireless companies in this highly capital intensive industry.

                                                            Portfolio Highlights
                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

KEY STATISTICS
Change in NAV ($7.89 to $8.64).............................................$0.75
Change in Total Net Assets ($31.22 to $47.86 million)(1) .........$16.64 million
Distributions to Shareholders (per share).................................$0.546
30 Day SEC Yield ..........................................................5.91%
1 Year Total Return(2) ...................................................16.90%
3 Year Average Total Return(2) ............................................7.17%
10-8-99 to 12-31-03 Average Total Return(2) ...............................4.27%

TEN LARGEST HOLDINGS(3)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

St. John Knits International, Inc., 12.50%, Due 07-01-2009.................3.14%
THL Bedding Co, 144A, 5.125%, Due 06-19-2012...............................2.12%
NDC Health Corp., 10.50%, Due 12-01-2012...................................2.09%
Stoneridge, Inc., 11.50%, Due 05-01-2012...................................1.86%
Amerigas Partners LP, 8.875%, Due 05-20-2011...............................1.85%
NBTY, Inc., 8.625%, Due 09-15-2007.........................................1.81%
Dade Behring, Inc., 11.91%, Due 10-03-2010.................................1.76%
American Achievement Corp., 11.625%, Due 01-01-2007........................1.73%
Jacuzzi Brands, Inc., 9.625%, Due 07-10-2010...............................1.73%
Mobile Mini, Inc., 9.50%, Due 07-01-2013.................................. 1.73%
                                                                          ------

Total.....................................................................19.82%


ASSET ALLOCATION (Pie Chart)
US Bonds 83%
Cash & Equivalents 9%
Foreign Bonds 8%

SECTOR DIVERSIFICATION (Pie Chart)
Consumer Discretionary 24%
Consumer Staples 16%
Industrials 16%
Health Care 12%
Cash & Equivalents 9%
Energy 7%
Telecommunication Services 5%
Financials 4%
Information Technology 4%
Materials 3%

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

                        ANNUAL TOTAL RETURN -- HISTORICAL

                 PAX WORLD           MERRILL LYNCH          LIPPER HIGH
                HIGH YIELD            HIGH YIELD           CURRENT YIELD
               FUND, INC.(2)         MASTER I INDEX         FUND INDEX(4)

10-8-1999         $10,000               $10,000               $10,000
1999*              $9,754               $10,128               $10,266
2000               $9,697                $9,745                $9,269
2001              $10,262               $10,350                $9,173
2002              $10,209               $10,232                $8,952
2003              $11,935               $13,019               $11,311

              Growth of a $10,000 investment, compounded annually.

* 1999 represents a partial year from 10-8-1999 (date of Fund inception) to 12-31-1999.

AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2003

                                     1 YEAR            10-8-99 TO 12-31-03

High Yield Fund(2)                    16.90%                   4.27%
Merrill Lynch High Yield
   Master I Index                     27.23%                   6.44%
Lipper High Current Yield
   Fund Index(4)                      26.36%                   2.95%

(1) FROM 1-1-2003 TO 12-31-2003, PAX WORLD MANAGMENT CORP. (THE ADVISER) DIVESTED $0.79 MILLION BRINGING THE CHANGE IN TOTAL NET ASSETS DOWN FROM $17.43 TO $16.64 MILLION.

(2) TOTAL RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(3) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

(4) THE INDEX IS COMPRISED OF HIGH YIELD FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                         Schedule of Investments
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES         VALUE

      STOCKS: 69.61%

      COMMON STOCKS: 69.55%

CONSUMER DISCRETIONARY: 13.43%
      Bed Bath & Beyond, Inc. (a).................     100,000        $4,335,000
      Belo Corp. Series A.........................     375,000        10,627,500
      Best Buy Co., Inc...........................     100,000         5,224,000
      BJ'S Wholesale Club, Inc....................     350,000         8,036,000
      Bob Evans Farms, Inc........................     123,800         4,018,548
      Comcast Corp. Class A (a)...................     150,000         4,930,500
      Comcast Corp. Class A Special (a)...........     200,000         6,256,000
      Cox Communications, Inc. Class A (a)........     300,000        10,335,000
      Fuji Photo Film Co. Ltd. ADR................     250,000         8,200,000
      Hughes Electronics Corp. (a)................     205,804         3,406,057
      Koninklijke Philips Electronics NV ADR......     650,000        18,908,500
      Landrys Restaurants, Inc....................     200,000         5,144,000
      Lowe's Cos., Inc............................     100,000         5,539,000
      O'Reilly Automotive, Inc. (a)...............     125,000         4,795,000
      E W Scripps Co. Class A.....................     100,000         9,414,000
      Staples, Inc. (a)...........................     650,000        17,745,000
      Starbucks Corp. (a).........................     510,000        16,860,600
      Tribune Co..................................     400,000        20,640,000
                                                                     -----------
                                                                     164,414,705
                                                                     -----------

CONSUMER STAPLES: 5.60%
     Avon Products, Inc..........................      200,000        13,498,000
     Corn Products International, Inc............      375,000        12,918,750
     CVS Corp....................................      300,000        10,836,000
     Dean Foods Co. (a)..........................      300,000         9,861,000
     Gillette Co.................................      350,000        12,855,500
     Supervalu, Inc..............................      300,000         8,577,000
                                                                     -----------
                                                                      68,546,250
                                                                     -----------

ENERGY: 4.63%
     Apache Corp.................................      200,000        16,220,000
     Baker Hughes, Inc...........................      300,000         9,648,000
     Chesapeake Energy Corp......................      501,300         6,807,654
     Equitable Resources, Inc. ..................      250,000        10,730,000
     Questar Corp................................      206,200         7,247,930
     Tidewater, Inc. ............................      200,000         5,976,000
                                                                     -----------
                                                                      56,629,584
                                                                     -----------

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

      COMMON STOCKS, continued

FINANCIALS: 5.27%
      American International Group, Inc...........      275,000      $18,227,000
      Fannie Mae..................................      250,000       18,765,000
      Hospitality Properties Trust................      172,100        7,104,288
      Jefferson-Pilot Corp........................      250,000       12,662,500
      Washington Federal, Inc.....................      275,000        7,810,000
                                                                     -----------
                                                                      64,568,788
                                                                     -----------
HEALTH CARE: 13.06%
      Abbott Laboratories, Inc....................      200,000        9,320,000
      Amgen, Inc. (a)                                   400,000       24,720,000
      Apogent Technologies, Inc. (a)..............      600,000       13,824,000
      Baxter International, Inc.                        400,000       12,208,000
      Becton Dickinson & Co.......................      127,100        5,228,894
      Caremark Rx, Inc. (a)                             600,000       15,198,000
      Glaxosmithkline PLC.........................      200,000        9,324,000
      Johnson & Johnson, Inc.                           225,000       11,623,500
      Medtronic, Inc.                                   350,000       17,013,500
      Millennium Pharmaceuticals, Inc. (a)........      150,000        2,800,500
      Stryker Corp. ..............................      200,000       17,002,000
      Sybron Dental Specialties, Inc. (a).........      250,000        7,025,000
      Wellpoint Health Networks, Inc. (a)               150,000       14,548,500
                                                                     -----------
                                                                     159,835,894
                                                                     -----------
INDUSTRIALS: 7.41%
      CNF, Inc....................................      296,500       10,051,350
      Donnelley R R & Sons Co.....................      200,000        6,030,000
      Fedex Corp..................................      150,000       10,125,000
      Fiserv, Inc. (a)............................      350,000       13,828,500
      Fluor Corp..................................      350,000       13,874,000
      Masco Corp..................................      350,000        9,593,500
      Pentair, Inc. ..............................       26,800        1,224,760
      Ryder Systems, Inc..........................      325,000       11,098,750
      United Parcel Service, Inc. Class B.........      200,000       14,910,000
                                                                     -----------
                                                                      90,735,860
                                                                     -----------
INFORMATION TECHNOLOGY: 11.19%
      Applied Materials, Inc. (a).................      650,000       14,592,500
      Dell, Inc. (a)..............................      550,000       18,678,000

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      eBay, Inc. (a)..............................      175,000      $11,303,250
      EMC Corp. (a)...............................      400,000        5,168,000
      InterActive Corp. (a).......................      325,000       11,027,250
      Intersil Corp. .............................      425,000       10,561,250
      Intuit, Inc. (a)............................      350,000       18,518,500
      Microsoft Corp..............................      500,000       13,770,000
      Nam Tai Electronics.........................      220,000        6,177,600
      Nokia Corp. ADR.............................      500,000        8,500,000
      SAP Aktiengesellschaft ADR..................      450,000       18,702,000
                                                                     -----------
                                                                     136,998,350
                                                                     -----------
MATERIALS: 1.50%
      Aracruz Celulose SA ADR.....................      114,200        4,001,568
      Avery Dennison Corp.........................       50,000        2,801,000
      Cemex SA ADR................................      142,600        3,736,120
      Mykrolis Corp. (a)..........................      489,500        7,871,160
                                                                     -----------
                                                                      18,409,848
                                                                     -----------

TELECOMMUNICATION SERVICES: 3.58%
      America Movil SA ADR .......................      475,000       12,986,500
      Telefonos de Mexico SA ADR
         (representing ordinary shares L).........      250,000        8,257,500
      Vodafone Group PLC ADR......................      900,000       22,536,000
                                                                     -----------
                                                                      43,780,000
                                                                     -----------

UTILITIES: 3.88%
      KeySpan Corp................................      500,000       18,400,000
      Peoples Energy Corp. .......................      365,600       15,369,824
      Philadelphia Suburban Corp. ................      332,875        7,356,537
      UGI Corp. ..................................      187,500        6,356,250
                                                                     -----------
                                                                      47,482,611
                                                                     -----------
TOTAL COMMON STOCKS
      (Cost $637,671,006) ........................                   851,401,890
                                                                     -----------

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

      PREFERRED STOCKS: 0.06%

CONSUMER DISCRETIONARY: 0.06%
      News Corp. Ltd., Sponsored ADR PFD
         (Cost $0)................................       23,019         $696,312
                                                                     -----------

TOTAL STOCKS
      (Cost $637,671,006).........................                   852,098,202
                                                                     -----------

      BONDS: 26.90%

      U.S. GOVERNMENT BONDS: 19.52%

MORTGAGE-BACKED SECURITIES: 1.74%                    PRINCIPAL
                                                      AMOUNT
Federal Home Loan Mortgage Corp.:  1.45%
      5.000%, due October 1, 2008.................   $3,130,778       $3,228,960
      4.000%, due September 1, 2010...............    4,948,472        4,977,990
      4.500%, due September 1, 2018...............    1,846,026        1,847,955
      4.000%, due September 1, 2018...............    1,355,792        1,326,086
      5.500%, due October 1, 2018.................    1,372,654        1,424,079
      5.500%, due October 1, 2018.................    1,127,996        1,170,256
      6.500%, due May 1, 2029.....................      775,694          812,924
      6.500%, due December 1, 2029................    1,527,996        1,601,333
      6.500%, due June 1, 2032....................    1,259,955        1,319,820
                                                                     -----------
                                                                      17,709,403
                                                                     -----------

Federal National Mortgage Association:  0.29%
      8.000%, due May 1, 2030 ....................      360,203          389,438
      6.500%, due June 1, 2032....................    3,064,675        3,205,617
                                                                     -----------
                                                                       3,595,055
                                                                     -----------
      U.S. GOVERNMENT AGENCY BONDS: 17.78%

Federal Home Loan Bank System:  10.36%
      2.800%, due January 30, 2006................   10,000,000       10,011,980
      2.700%, due February 27, 2006...............    8,500,000        8,518,827
      2.000%, due March 24, 2006..................    7,000,000        7,011,487
      5.625%, due July 26, 2006...................    7,000,000        7,167,545
      2.500%, due August 28, 2006.................    5,000,000        5,003,635
      2.625%, due January 30, 2007................    3,000,000        2,987,679
      3.000%, due March 3, 2007...................    5,000,000        5,014,110

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                               PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT           VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
      2.250%, due April 2, 2007...................   $5,000,000       $4,996,355
      3.050%, due May 10, 2007....................    2,060,000        2,068,747
      3.100%, due May 21, 2007....................    5,000,000        5,013,315
      2.750%, due July 23, 2007...................    3,000,000        2,973,105
      3.875%, due September 17, 2007..............    3,000,000        3,051,249
      4.050%, due November 13, 2007...............   10,000,000       10,000,830
      3.875%, due January 14, 2008................    5,000,000        5,004,715
      3.700%, due April 2, 2008...................    5,000,000        5,025,180
      2.500%, due April 30, 2008..................    5,000,000        5,005,395
      3.375%, due July 21, 2008...................    5,000,000        4,973,515
      2.750%, due August 14, 2008.................    2,750,000        2,754,994
      3.800%, due October 15, 2008................    3,000,000        3,026,244
      3.750%, due October 21, 2008................    5,000,000        4,955,020
      4.125%, due November 17, 2008...............    3,000,000        3,040,008
      3.000%, due October 21, 2009................    3,000,000        3,029,805
      4.625%, due October 7, 2010.................    5,000,000        5,020,815
      5.000%, due November 19, 2010...............    3,000,000        3,011,889
      5.000%, due November 24, 2010...............    3,000,000        3,044,643
      5.030%, due September 23, 2011..............    5,000,000        5,068,160
                                                                     -----------
                                                                     126,779,247
                                                                     -----------

Federal Home Loan Mortgage Corp.: 4.58%
      4.125%, due January 17, 2006................    5,000,000        5,005,330
      2.750%, due January 23, 2006................   10,000,000       10,009,250
      3.500%, due April 6, 2007...................    5,000,000        5,001,160
      2.000%, due May 21, 2007....................    5,000,000        4,999,575
      4.000%, due September 13, 2007..............    5,000,000        5,103,210
      2.500%, due December 24, 2007...............    2,500,000        2,448,612
      3.250%, due March 14, 2008..................    3,000,000        2,992,347
      3.500%, due April 15, 2008..................    5,305,000        5,352,756
      4.125%, due August 19, 2008.................    7,000,000        7,010,843
      4.100%, due September 3, 2008...............    3,000,000        3,014,982
      5.000%, due July 30, 2009...................    5,000,000        5,097,465
                                                                     -----------
                                                                      56,035,530
                                                                     -----------

Federal National Mortgage Association: 2.84%
      2.750%, due October 3, 2006.................    5,000,000        5,015,960
      3.340%, due February 6, 2007................    5,000,000        5,009,665
      4.320%, due July 26, 2007...................    4,000,000        4,153,900

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT           VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

Federal National Mortgage Association, continued
      3.840%, due September 26, 2007..............   $5,000,000       $5,013,435
      3.500%, due April 7, 2008...................    5,000,000        5,024,250
      4.200%, due September 8, 2008...............    3,000,000        3,050,046
      4.420%, due September 17, 2008..............    7,360,000        7,510,085
                                                                     -----------
                                                                      34,777,341
                                                                     -----------

TOTAL U.S. GOVERNMENT BONDS
      (Cost $237,854,482).........................                   238,896,576
                                                                     -----------
      CORPORATE BONDS: 7.38%

CONSUMER DISCRETIONARY: 1.22%
      Cox Communications, Inc.
         6.690%, due September 20, 2004...........    5,130,000        5,304,635
      Lowes Cos., Inc.
         7.500%, due December 15, 2005............    3,200,000        3,533,824
      Tandy Corp.
         6.950%, due September 1, 2007............      994,000        1,118,763
      Target Corp.
         3.375%, due March 1, 2008................    5,000,000        5,002,720
                                                                     -----------
                                                                      14,959,942
                                                                     -----------

CONSUMER STAPLES: 1.23%
      Gillette Co., Senior Unsecured Note, 144A,
         3.750%, due December 1, 2004 (b).........    5,000,000        5,100,605
      CVS Corp.
         3.875%, due November 1, 2007.............    5,000,000        5,138,105
      Newell Rubbermaid, Inc.
         4.000%, due May 1, 2010..................    5,000,000        4,844,455
                                                                       ---------
                                                                      15,083,165
                                                                      ----------

FINANCIALS: 2.08%
      CIT Group, Inc., Senior Note,
         5.500%, due November 30, 2007............   10,000,000       10,716,180
      Chubb Corp., Senior Note 144A
         3.950%, due April 1, 2008 (b)............    5,000,000        5,058,080
      SLM Corp. Tranche TR 00034
         4.000%, due January 15, 2009.............    4,000,000        4,032,032

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT           VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

FINANCIALS, continued
      AFLAC, Inc. Senior Note
         6.500%, due April 15, 2009...............   $5,000,000       $5,606,780
                                                                     -----------
                                                                      25,413,072
                                                                     -----------

HEALTH CARE: 1.35%
      Unitedhealth Group, Inc.
         5.200%, due January 17, 2007.............    1,880,000        2,013,166
      Baxter International, Inc.
         5.250%, due May 1, 2007..................    5,000,000        5,342,205
      Bristol Myers Squibb Co.
         5.750%, due October 1, 2011..............    8,400,000        9,091,480
                                                                     -----------
                                                                      16,446,851
                                                                     -----------

INDUSTRIALS: 0.47%
      Pentair, Inc., Senior Note
         7.850%, due October 15, 2009.............5,000,000            5,793,615
                                                                     -----------

INFORMATION TECHNOLOGY: 0.28%
      Thermo Electron Corp.
         7.625%, due October 30, 2008.............3,000,000            3,430,245
                                                                     -----------

TELECOMMUNICATION SERVICES: 0.75%
      AT&T Wireless Services, Inc.
         7.350%, due March 1, 2006................    3,000,000        3,282,564
      Vodafone Airtouch PLC
         7.750%, due February 15, 2010............    5,000,000        5,934,840
                                                                     -----------
                                                                       9,217,404
                                                                     -----------

TOTAL CORPORATE BONDS
      (Cost $89,849,780)..........................                    90,344,294
                                                                     -----------
TOTAL BONDS
      (Cost $327,704,262).........................                   329,240,870
                                                                     -----------

                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT           VALUE

      CERTIFICATES OF DEPOSIT: 0.06%

      South Shore Bank
         1.170%, due April 9, 2004................     $500,000         $500,000
      Self Help Credit Union
         1.230%, due May 26, 2004.................      250,000          250,000
                                                                        --------
TOTAL CERTIFICATES OF DEPOSIT
      (Cost $750,000).............................                       750,000
                                                                        --------

                                                         NUMBER
                                                      OF SHARES
      MONEY MARKET SHARES: 3.00%

      Pax World Money Market Fund -
         note B (c)(d) (Cost $36,700,004).........   36,700,004      $36,700,004
                                                                  --------------
TOTAL INVESTMENTS: 99.57%
      (Cost $1,002,825,272).......................                 1,218,789,076

      Other assets and liabilities (Net): 0.43%...                     5,253,315
                                                                  --------------
Net assets: 100%..................................                $1,224,042,391
                                                                  --------------

(a)  Non income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c) Affiliated security - represents 5% or greater ownership in security's outstanding shares
(d) Security is managed by PAX World Management Corp., the Fund's Adviser ADR American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Schedule of Investments
                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                    NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                        OF SHARES      VALUE

      COMMON STOCKS: 96.64%

CONSUMER DISCRETIONARY: 16.44%
      Applebee's International, Inc..................      35,000     $1,374,450
      Coach, Inc. (a) ...............................      40,000      1,510,000
      Dana Corp......................................      40,000        734,000
      Dick's Sporting Goods, Inc. (a)................      40,000      1,946,400
      Urban Outfitters, Inc. (a)                           30,000      1,111,500
                                                                      ----------
                                                                       6,676,350
                                                                      ----------

ENERGY: 6.28%
      Anadarko Petroleum Corp........................      20,000      1,020,200
      Apache Corp. ..................................      10,500        851,550
      Chesapeake Energy Corp.........................      50,000        679,000
                                                                      ----------
                                                                       2,550,750
                                                                      ----------

FINANCIALS: 5.36%
      Humana, Inc. (a)...............................      30,000        685,500
      MBNA Corp......................................      60,000      1,491,000
                                                                      ----------
                                                                       2,176,500
                                                                      ----------

HEALTH CARE: 12.40%
      Bright Horizons Family Solutions, Inc. (a).....       1,963         82,446
      Caremark Rx, Inc. (a)..........................      30,000        759,900
      Eon Labs, Inc. (a).............................      30,000      1,528,500
      Express Scripts, Inc., Class A (a).............      10,000        664,300
      Invitrogen Corp. (a)...........................      10,000        700,000
      Select Medical Corp. ..........................      80,000      1,302,400
                                                                      ----------
                                                                       5,037,546
                                                                      ----------

INDUSTRIALS: 12.82%
      Career Education Corp. (a).....................      30,000      1,202,100
      Corinthian Colleges, Inc. (a)..................      30,000      1,666,800
      Kroll, Inc. (a)                                      50,000      1,300,000
      Rofin-Sinar Technologies, Inc. (a).............      30,000      1,036,800
                                                                      ----------
                                                                       5,205,700
                                                                      ----------

INFORMATION TECHNOLOGY: 32.81%
      Amazon.com, Inc. (a)...........................      35,000      1,842,400
      Analog Devices, Inc. (a).......................      10,000        456,500
      Applied Materials, Inc. (a)....................      50,000      1,122,500
      Cognizant Technology Solutions Corp. (a).......      35,000      1,597,400

                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                    NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                        OF SHARES      VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      eBay, Inc. (a).................................      20,000    $1,291,800
      eResearch Technology, Inc. (a).................      40,000     1,016,800
      Garmin Ltd.....................................      25,000     1,362,000
      Quality Systems, Inc. (a)......................      10,000       445,900
      Symbol Technologies, Inc.......................      50,000       844,500
      UTStarcom, Inc. (a)............................      25,700       952,699
      Veritas Software Corp. (a).....................      40,000     1,486,400
      Yahoo!, Inc. (a)...............................      20,000       903,400
                                                                    -----------
                                                                     13,322,299
                                                                    -----------

MATERIALS: 2.36%
      PPG Industries, Inc............................      15,000       960,300
                                                                    -----------

TELECOMMUNICATION SERVICES: 8.17%
      America Movil SA ADR...........................      70,000     1,913,800
      Nextel Communications, Inc. Class A (a)........      50,000     1,403,000
                                                                    -----------
                                                                      3,316,800
                                                                    -----------
TOTAL COMMON STOCKS
      (Cost $29,913,040).............................                39,246,245
                                                                    -----------
      MONEY MARKET SHARES: 3.47%

      Pax World Money Market Fund -
         note B (b) (Cost $1,408,153)................   1,408,153     1,408,153
                                                                    -----------
TOTAL INVESTMENTS: 100.11%
      (Cost $31,321,193).............................                40,654,398
      Other assets and liabilities (Net): (0.11%)....                   (43,830)
                                                                    -----------
Net assets: 100%.....................................               $40,610,568
                                                                    -----------

(a)  Non income producing security
(b) Security is managed by PAX World Management Corp., the Fund's Adviser ADR American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Schedule of Investments
                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT        VALUE

      CORPORATE BONDS: 91.06%

CONSUMER DISCRETIONARY: 24.29%
      Nebraska Book Co., Senior
        Subordinated Note, 8.750%, due
        February 15, 2008...............................  $600,000      $624,000
      Barneys, Inc., 9.000%, due April 1, 2008..........   500,000       477,500
      St. Johns Knits International, Inc.,
        Senior Subordinated Note, 12.500%,
        due July 1, 2009................................ 1,400,000     1,505,000
      El Pollo Loco, Inc., Senior Note, 144A,
        9.250%, due December 15, 2009 (b)...............   500,000       508,750
      Equinox Holdings, Inc., Senior Note, 144A,
        9.000%, due December 15, 2009 (b)...............   490,000       508,375
      Russell Corp., Senior Note, 9.250%,
        due May 1, 2010.................................   665,000       692,431
      Jacuzzi Brands, Inc., Senior Secured
        Note, 144A, 9.625%, due
        July 1, 2010 (b)................................   750,000       828,750
      Town Sports International, Inc., Senior
        Note, 9.625%, due April 15, 2011................   500,000       537,500
      Advanced Accessory Systems LLC,
        10.750%, due June 15, 2011......................   500,000       553,125
      Worldspan LP, Senior Note, 144A, 9.625%,
        due June 15, 2011 (b)...........................   350,000       362,250
      Hovnanian K Enterprises, Inc., Senior
        Note, 8.000%, due April 1, 2012.................   500,000       542,500
      THL Bedding Co., 144A, 5.125%, due
        June 19, 2012 (b)............................... 1,000,000     1,012,500
      Rexnord Corp., Senior Subordinated Note,
        10.125%, due December 15, 2012..................   520,000       572,000
      Safilo Capital International, Inc., 144A,
        9.625%, due May 15, 2013 (b) (LU)...............   500,000(e)    529,179
      Perry Ellis International, Inc., Senior
        Subordinated Note, 144A, 8.875%,
        due September 15, 2013 (b)......................   500,000       528,750
      Innova, Inc., Senior Note, 144A, 9.375%,
        due September 19, 2013 (b)......................   500,000       515,625
      Saks, Inc., 7.375%, due February 15, 2019.........   750,000       766,875
      Woolworth Corp., 8.500%, due
        January 15, 2022................................   500,000       557,500
                                                                      ----------
                                                                      11,622,610
                                                                      ----------

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE

      CORPORATE BONDS, continued

CONSUMER STAPLES: 15.97%
      Stater Brothers Holdings, 10.750%,
        due August 15, 2006.............................  $ 775,000     $820,531
      NBTY, Inc., Senior Subordinated
        Note, Series B, 8.625%, due
        September 15, 2007..............................    842,000      867,260
      Chattem, Inc., Senior Subordinated Note,
        8.875%, due April 1, 2008.......................    557,000      576,495
      Chiquita Brands International, Inc., Senior
        Note, 10.560%, due March 15, 2009...............    500,000      556,250
      Premier International Foods PLC, Senior
        Note, 12.000%, due September 1, 2009............    700,000      770,000
      Barry Callebaut Services, Inc., 144A,
        9.250%, due March 15, 2010 (b) (BE).............    500,000(e)   692,973
      Jafra Cosmetics International, Inc.,
        Senior Subordinated Note, 10.750%,
        due May 15, 2011................................    500,000      551,250
      Roundy's, Inc., Senior Subordinated Note,
        Series B, 8.875%, due June 15, 2012.............    500,000      536,250
      Philip Burns Capital Pty Ltd., Senior
        Subordinated Note, 144A, 9.750%,
        due July 15, 2012 (b)...........................    500,000      537,500
      Le Natures, Inc., Senior Subordinated
        Note, 144A, 9.000%, due
        June 15, 2013 (b)...............................    675,000      715,500
      Seminis Vegetable Seeds, Inc., Senior
        Subordinated Note, 144A, 10.250%,
        due October 1, 2013 (b).........................    750,000      810,000
      Pinnacle Foods Holding Corp., Senior
        Subordinated Note, 144A, 8.250%,
        due December 1, 2013 (b)........................    200,000      208,000
                                                                       ---------
                                                                       7,642,009
                                                                       ---------

ENERGY: 7.28%
      Compagnie Generale de Geophysique,
        Senior Note, 10.625%, due
        November 15, 2007...............................    500,000      532,500
      Imco Recycling, Inc, 10.375%, due
        October 15, 2010................................    500,000      516,250

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT       VALUE

      CORPORATE BONDS,continued

ENERGY, continued
      Paramount Resources Ltd., Senior Note,
        7.875%, due November 1, 2010....................   $500,000     $500,000
      Amerigas Partners LP, Senior Note,
        8.875%, due May 20, 2011........................    800,000      884,000
      Star Gas Partners LP, Senior Note,
        10.250%, due February 15, 2013..................    500,000      547,500
      FPL Energy Wind FDG LLC, Senior Note,
        Secured Bond, 144A, 6.876%, due
        June 27, 2017 (b)...............................    500,000      502,500
                                                                       ---------
                                                                       3,482,750
                                                                       ---------

FINANCIALS: 4.40%
      Willis Corroon Corp., Senior Subordinated
        Note, 9.000%, due February 1, 2009..............    500,000      527,500
      Thornburg Mortgage, Inc., Senior Note,
        144A, 8.000%, due May 15, 2013 (b)..............    250,000      263,750
      Thornburg Mortgage, Inc., Senior Note,
        8.000%, due May 15, 2013........................    500,000      527,500
      Linear Property Corp., 144A, 7.250%,
        due October 15, 2013 (b)........................    250,000      255,625
      Forest City Enterprises, Inc., Senior
        Note, 7.625%, due June 1, 2015..................    500,000      533,125
                                                                       ---------
                                                                       2,107,500
                                                                       ---------

HEALTH CARE: 11.52%
      Sola International, Inc., 6.875%, due
        March 15, 2008..................................    500,000      508,125
      Concentra Operating Corp., Senior
        Subordinated Note, 144A, 9.500%,
        due August 15, 2010 (b).........................    500,000      542,500
      Dade Behring, Inc., Senior Subordinated
        Note, 11.910%, due October 3, 2010..............    727,204      839,921
      National Nephrology Association, Inc.,
        Senior Subordinated Note, 144A,
        9.000%, due November 1, 2011 (b)................    750,000      789,375

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT       VALUE

      CORPORATE BONDS, continued

HEALTH CARE, continued
      Universal Hospital Services, Inc., Senior
        Note, 144A, 10.125%, due
        November 1, 2011 (b)............................   $750,000     $791,250
      NDC Health Corp., Senior Subordinated
        Note, 10.500%, due December 1, 2012.............    885,000    1,000,050
      Medex, Inc., 144A, 8.875%, due
        May 15, 2013 (b)................................    500,000      540,000
      Omnicare, Inc., Senior Subordinated
        Note, 6.125%, due June 1, 2013..................    500,000      503,750
                                                                       ---------
                                                                       5,514,971
                                                                       ---------

INDUSTRIALS: 15.75%
      Agco Corp., Senior Subordinated
        Note, 8.500%, due March 15, 2006................    750,000      753,750
      American Achievement Corp., Senior
        Note, Series B, 11.625%, due
        January 1, 2007.................................    750,000      828,750
      Integrated Electrical Services, Inc.,
        Senior Subordinated Note, Series C,
        9.375%, due February 1, 2009....................    500,000      527,500
      Kindercare Learning Center, Inc., Senior
        Subordinated Note, 9.500%, due
        February 15, 2009...............................    750,000      765,000
      Collins & Aikman Floorcovering, Inc.,
        Senior Subordinated Note, 9.750%,
        due February 15, 2010...........................    640,000      688,000
      Stoneridge, Inc., Senior Note, 11.500%,
        due May 1, 2012.................................    750,000      888,750
      CMA CGM, Senior Note, 144A, 9.875%
        due May 15, 2013 (b) (FR).......................    500,000(e)   691,649
      Thomas & Betts Corp., 7.250%, due
        June 1, 2013....................................    500,000      517,500
      Mobile Mini, Inc., 9.500%, due
        July 1, 2013....................................    750,000      828,750
      Stena AB, Senior Note, 144A, 7.500%,
        due November 1, 2013 (b)........................    500,000      517,500
      Legrand SA, 8.500%, due February 15,
        2025............................................    500,000      530,625
                                                                       ---------
                                                                       7,537,774
                                                                       ---------

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                    PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT         VALUE

      CORPORATE BONDS, continued

INFORMATION TECHNOLOGY: 4.39%
      American Business Information, Senior
        Subordinated Note, 9.500%, due
        June 15, 2008...................................   $123,000     $129,765
      Stratus Technologies, Inc., Senior Note,
        144A, 10.375%, due December 1,
        2008 (b)........................................    600,000      639,750
      Monitronics International, Inc., Senior
        Subordinated Note, 144A, 11.750%,
        due September 1, 2010 (b).......................    500,000      521,250
      Activant Solutions, Inc., Senior Note,
        10.500%, due June 15, 2011......................    750,000      810,938
                                                                       ---------
                                                                       2,101,703
                                                                       ---------

MATERIALS: 3.04%
      Russell Stanley Holdings, Inc., Senior
        Subordinated Note, 144A, 9.000%,
        due November 30, 2008 (b).......................     31,969          400
      Blue Ridge Paper Products, Inc., Senior
        Secured Note, 144A, 9.500%, due
        December 15, 2008 (b)...........................    750,000      753,750
      Boise Cascade Corp., 7.350%,
        due February 1, 2016............................    686,000      697,748
                                                                       ---------
                                                                       1,451,898
                                                                       ---------

TELECOMMUNICATION SERVICES: 4.42%
      Rogers Cantel, Inc., Senior Secured
        Note, 10.500%, due June 1, 2006 (CA)............    500,000(f)   413,769
      Rogers Cantel, Inc., Senior
        Subordinated Note, 8.800%, due
        October 1, 2007.................................    400,000      413,000
      Millicom International Cellular SA,
        Senior Note, 144A, 10.000%, due
        December 1, 2013 (b)............................    500,000      530,000
      Axtel SA, Senior Note, 144A, 11.000%,
        due December 15, 2013 (b).......................    500,000      512,500
      Tele Norte Leste Participoes, 144A,
        8.000%, due December 18, 2013 (b)...............    250,000      246,875
                                                                      ----------
                                                                      43,577,359
                                                                      ----------

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                      NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                          OF SHARES    VALUE

      CORPORATE BONDS, continued

TOTAL CORPORATE BONDS
      (Cost $41,810,463)................................             $43,577,359
                                                                     -----------

 COMMON STOCKS: 0.02%

MATERIALS: 0.00%
      Russell Stanley Holdings, Inc. 144A
        (a)(b)(c).......................................      4,000            0
                                                                            ----

CONSUMER DISCRETIONARY: 0.02%
      Barneys, Inc., 144A, Warrants, expire
        February 1, 2008 (a)(b).........................        500       10,000
                                                                          ------

TOTAL COMMON STOCKS
      (Cost $0).........................................                  10,000
                                                                          ------

CERTIFICATES OF DEPOSIT: 1.04%                            PRINCIPAL
                                                             AMOUNT
      Self Help Credit Union, 1.010%, due
        January 2, 2004.................................   $100,000      100,000
      Shore Bank & Trust Co., 1.430%, due
        May 6, 2004.....................................    100,000      100,000
      Community Capital Bank, 1.270%, due
        June 7, 2004....................................    100,000      100,000
      Shorebank Chicago, 1.000%, due
        June 27, 2004...................................    100,000      100,000
      Shorebank Cleveland, 1.000%, due
        June 27, 2004...................................    100,000      100,000
                                                                         -------

TOTAL CERTIFICATES OF DEPOSIT
      (Cost $500,000)...................................                 500,000
                                                                         -------

                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT       VALUE

      MONEY MARKET SHARES: 7.49%

      Pax World Money Market Fund -
        note B (d) (Cost $3,582,277)....................  3,582,277   $3,582,277
                                                                     -----------
TOTAL INVESTMENTS: 99.61%
      (Cost $45,892,740)................................              47,669,636

      Other assets and liabilities (Net): 0.39%.........                 187,641
                                                                     -----------
Net Assets: 100%........................................             $47,857,277
                                                                     -----------

(a)  Non income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c) Security is being fair valued under the direction of the disinterested members of the Board of Directors
(d)  Security is managed by PAX World Management Corp., the Fund's Adviser
(e)  Principal amount is Euro currency; value is in U.S. dollars
(f)  Principal amount is Canadian currency; value is in U.S. dollars

BE   Belgium (traded in Euro currency)
CA   Canada
FR   France (traded in Euro currency)
LU   Luxembourg (traded in Euro currency)

SEE NOTES TO FINANCIAL STATEMENTS

                                            Statements of Assets and Liabilities
                                                               December 31, 2003

PAX WORLD


ASSETS                                                   BALANCED FUND     GROWTH FUND   HIGH YIELD FUND
      Investments, at value - note A
         (cost - $966,125,268; $31,321,193;
         and $45,892,740, respectively) .............    $1,182,089,072      $40,654,398     $47,669,636
      Investments, at value in affiliate
         (cost - $36,700,004)........................        36,700,004                -               -
                                                         --------------   --------------  --------------
            Total Investments........................     1,218,789,076       40,654,398      47,669,636
      Cash...........................................           500,064          299,423          99,705
      Receivables:
         Due from Adviser............................                 -            8,130               -
         Capital stock sold..........................           812,436          127,041          61,676
         Dividends and interest - note A.............         4,199,978           14,400         922,119
         Investment securities sold..................        5 ,378,953                -         299,828
                                                         --------------   --------------  --------------
            Total Assets.............................     1,229,680,507       41,103,392      49,052,964
                                                         --------------   --------------  --------------
LIABILITIES
      Payables:
          Due to Adviser.............................                 -                -          15,408
          Capital stock reacquired...................         2,513,179           61,351          55,311
          Investment securities purchased............         1,883,937          345,025       1,000,000
          Dividend payable - note A..................                 -                -          58,008
Accrued expenses:
          Investment advisory fee - note B...........           511,979           12,892          12,123
          Distribution expense.......................           341,033            5,350              -
          Transfer agent fee ........................           160,961           13,440           4,607
          Legal and audit fees.......................           112,871           44,908          42,881
          Custodian fees.............................            20,629            3,053           3,983
          Directors' fees and expenses...............             1,138              741             184
          Administration fee.........................               972              972             972
          Other accrued expenses....................             91,417            5,092           2,210
                                                         --------------   --------------  --------------
               Total Liabilities.....................         5,638,116          492,824       1,195,687
                                                         --------------   --------------  --------------
NET ASSETS...........................................    $1,224,042,391      $40,610,568     $47,857,277
                                                         ==============   ==============  ==============

NET ASSETS REPRESENTED BY:
      Paid in Capital................................    $1,048,450,735     $43,053,996      $47,014,117
      Undistributed net investment income............                 -               -          110,738
      Accumulated net realized (loss)................       (40,372,148)    (11,776,633)      (1,046,126)
      Net unrealized appreciation of:
           Investments...............................       215,963,804        9,333,205       1,776,896
           Foreign currency translations.............                 -                -           1,652
                                                         --------------   --------------  --------------
NET ASSETS...........................................    $1,224,042,391      $40,610,568     $47,857,277
                                                         ==============   ==============  ==============
      Shares of capital stock outstanding
          (75,000,000; 25,000,000; and 25,000,000
          authorized shares, respectively, and $1
          par value for all funds)...................        59,186,341        4,145,977       5,537,469

      Net asset value per share......................            $20.68            $9.80           $8.64
                                                         ==============   ==============  ==============
SEE NOTES TO FINANCIAL STATEMENTS


                                                         Statement of Operations
                                                    Year Ended December 31, 2003

PAX WORLD


                                                      BALANCED FUND    GROWTH FUND       HIGH YIELD FUND
Investment income
   Income - note A
      Dividends (net of withholding tax of
         $99,095; $1,897; and $0, respectively)...     $10,356,264          $100,078            $71,554
      Dividends from affiliate....................         758,120                 -                  -
      Interest....................................      12,044,958            21,263          3,481,817
                                                      ------------     -------------      -------------
         Total Income.............................      23,159,342           121,341          3,553,371

   Expenses
      Investment advisory fee - note B............       5,616,795           293,617            393,166
      Distribution expense - note B...............       2,775,086            79,983            154,197
      Transfer agent fee..........................       1,294,490           135,532             29,889
      Printing and other shareholder
         communication fees.......................         385,240            29,688             31,606
   Custodian fees ................................         276,037            41,995             55,854
      Legal fees and related expenses.............         408,741            63,849             71,280
      Directors' fees and expenses - note B.......          82,038            37,938             21,951
      Audit fees..................................          88,656            64,653             70,430
      Registration fees...........................          38,043            25,834             30,188
      Administration fees.........................           6,806             6,806              6,806
      State taxes.................................          13,856             6,081              9,373
      Other expenses..............................         109,634             4,314              6,342
                                                      ------------     -------------      -------------
         Total Expenses...........................      11,095,422           790,290            881,082
                                                      ------------     -------------      -------------
         Less: Fees paid indirectly - note E......          (4,653)           (2,533)              (757)
            Expenses assumed by
            Adviser - note B......................         (66,623)         (326,694)          (219,748)
                                                      ------------     -------------      -------------
      Net expenses................................      11,024,146           461,063            660,577
                                                      ------------     -------------      -------------
           Net investment income (loss)...........      12,135,196          (339,722)         2,892,794
                                                      ------------     -------------      -------------
Realized and unrealized gain (loss) - notes A
   and C
   Net realized gain (loss) on:
      Investments.................................    (19,832,291)           245,278          1,708,891
      Foreign currency transactions...............              -                  -            114,556
   Change in unrealized appreciation
      (depreciation) on: Investments..............     186,044,323         9,209,202          1,853,688
      Foreign currency translation................               -                 -              1,589
                                                      ------------     -------------      -------------
         Net realized and unrealized gain
           on investments and foreign currency....     166,212,032         9,454,480          3,678,724
                                                      ------------     -------------      -------------
         Net increase in net assets resulting
           from operations........................    $178,347,228        $9,114,758         $6,571,518
                                                      ------------     -------------      -------------

SEE NOTES TO FINANCIAL STATEMENTS


PAX WORLD

                                                                  BALANCED FUND

                                                         Year Ended         Year Ended
                                                      December 31, 2003  December 31, 2002
Increase (decrease) in net assets
   Operations
       Investment income (loss), net.............        $12,135,196         $18,770,256
       Net realized gain (loss) on investments
         and foreign currency transactions.......        (19,832,291)        (20,840,687)
       Change in unrealized appreciation
         (depreciation) on investments and
         foreign currency translation............        186,044,323         (99,998,591)
                                                        ------------        ------------
       Net increase (decrease) in net
         resulting from operations...............        178,347,228        (102,069,022)
  Distributions to shareholders from:
      Investment income..........................        (11,834,367)        (18,764,896)
      Tax return of capital......................           (331,248)                  -

   Capital share transactions
      Proceeds from shares sold..................        782,790,843         651,265,006
      Proceeds from distributions reinvested.....         11,332,089          17,531,495
      Cost of shares redeemed....................       (768,929,172)       (676,700,453)
                                                        ------------        ------------
   Net increase (decrease) in net assets from
      capital share transactions.................         25,193,760          (7,903,952)
                                                        ------------        ------------
         Net increase (decrease) in net assets...        191,375,373        (128,737,870)

Net assets
   Beginning of year.............................      1,032,667,018       1,161,404,888
                                                      --------------      --------------

   End of year (1) ..............................     $1,224,042,391      $1,032,667,018
                                                      --------------      --------------

Shares of Beneficial Interest
Shares sold......................................         42,156,563          35,109,651
Shares issued to shareholders from
   reinvestment of distributions.................            577,536             971,902
Shares redeemed..................................        (41,495,133)        (36,480,224)
                                                      --------------      --------------

Net increase (decrease)..........................          1,238,966            (398,671)
                                                      --------------      --------------

(1) Includes undistributed net investment
    income ......................................     $            -      $       35,355
                                                      --------------      --------------


SEE NOTES TO FINANCIAL STATEMENTS

                                             Statements of Changes in Net Assets
                                                               December 31, 2003


                                                                  GROWTH FUND                             HIGH YIELD FUND

                                                     Year Ended            Year Ended            Year Ended           Year Ended
                                                  December 31, 2003     December 31, 2002     December 31, 2003    December 31, 2002
Increase (decrease) in net assets
   Operations
       Investment income (loss), net.............    $(339,722)             $(183,839)             $2,892,794            $1,354,335
       Net realized gain (loss) on investments
         and foreign currency transactions.......       245,278            (6,623,063)              1,823,447            (2,489,194)
       Change in unrealized appreciation
         (depreciation) on investments and
         foreign currency translation............     9,209,202             1,153,606               1,855,277             1,142,216
                                                    -----------           -----------            ------------           -----------
       Net increase (decrease) in net
         resulting from operations...............     9,114,758            (5,653,296)              6,571,518                 7,357
  Distributions to shareholders from:
      Investment income..........................             -                     -              (2,892,794)           (1,354,335)
      Tax return of capital......................             -                     -                      -                      -

   Capital share transactions
      Proceeds from shares sold..................    34,544,311            19,305,346             224,672,696            43,457,757
      Proceeds from distributions reinvested.....             -                     -               2,036,350             1,068,028
      Cost of shares redeemed....................   (25,103,553)          (16,417,025)           (213,749,576)          (28,218,733)
                                                    -----------           -----------            ------------           -----------
   Net increase (decrease) in net assets from
      capital share transactions.................     9,440,758             2,888,321              12,959,470            16,307,052
                                                      ---------           -----------            ------------           -----------
         Net increase (decrease) in net assets...    18,555,516           (2,764,975)              16,638,194            14,960,074

Net assets
   Beginning of year.............................    22,055,052            24,820,027              31,219,083            16,259,009
                                                    -----------           -----------            ------------           -----------

   End of year (1) ..............................   $40,610,568           $22,055,052             $47,857,277           $31,219,083
                                                    -----------           -----------            ------------           -----------

Shares of Beneficial Interest
Shares sold......................................     4,221,556             2,225,836              27,098,334             5,469,989
Shares issued to shareholders from
   reinvestment of distributions.................             -                     -                 243,872               132,502
Shares redeemed..................................    (3,113,682)           (1,877,173)            (25,760,020)           (3,559,018)
                                                    -----------           -----------            ------------           -----------

Net increase (decrease)..........................     1,107,875               348,663               1,582,186             2,043,473
                                                    -----------           -----------            ------------           -----------

(1) Includes undistributed net investment
    income ......................................   $         -           $  (453,470)              $110,738            $         -
                                                    -----------           -----------            ------------           -----------


                                                            Financial Highlights
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    Year Ended December 31
                                         2003      2002        2001     2000       1999
                                        ------------------------------------------------
Net Asset Value, beginning
   of period.........................   $17.82      $19.91     $22.41   $23.40    $21.64
                                        ------      ------     ------   ------    ------
Income (loss) from investment
   operations
   Investment income, net(2) ........     0.20        0.33       0.47     0.51      0.47
   Realized and unrealized gain
      (loss) on investments, net ....     2.86       (2.09)     (2.50)    0.78      3.17
                                          ----      ------     ------     ----     -----
   Total from investment
      operations.....................     3.07       (1.76)     (2.02)    1.29      3.64
                                          ----      ------     ------     ----      ----

Less distributions
   Dividends from investment
      income, net....................     0.20        0.33       0.47     0.53      0.46
     Distributions from realized gains       -           -          -     1.75      1.41
   Tax return of capital.............     0.01           -       0.01     0.01      0.01
                                          ----        ----       ----     ----      ----
      Total distributions............     0.21        0.33       0.48     2.28      1.88
                                          ----        ----       ----     ----      ----
Net asset value, end of period.......   $20.68      $17.82     $19.91   $22.41    $23.40
                                        ------      ------     ------   ------    ------

2. TOTAL RETURN(1)...................    17.27%      (8.86%)    (9.09%)   5.66%    17.23%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
   ('000,000s).......................   $1,224      $1,033     $1,161   $1,230    $1,065

Ratio to average net assets:

   Net expenses, excluding custody
      credits........................     0.99%       0.95%      0.94%    0.96%     0.89%

   Net investment income ............     1.09%       1.74%      2.27%    2.14%     2.05%

Portfolio turnover rate..............    19.33%      36.96%     37.50%   26.49%    21.09%

Net expenses, including custody
   credits and expenses assumed
   by Adviser........................     0.99%       0.95%      0.94%    0.96%     0.89%

Net expenses, excluding custody
   credits and expenses assumed
   by Adviser........................     0.99%       0.97%      0.94%    0.96%     0.89%


(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Based on average shares outstanding during the period

                                                            Financial Highlights
                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

1. Selected Data for a share outstanding throughout each period


                                                    Year Ended December 31
                                        2003         2002       2001       2000    1999
                                       -------------------------------------------------
Net Asset Value, beginning
   of period.........................  $7.26         $9.23     $11.98     $14.28  $11.13
                                       -----         -----     ------     ------  ------

Income (loss) from investment
   operations

   Investment (loss), net(2) ........   (0.09)       (0.05)     (0.04)     (0.02)  (0.02)
   Realized and unrealized gain
      (loss) on investments, net.....    2.63        (1.92)     (2.71)     (2.28)   3.17
                                         ----        ------     ------    -------  -----
         Total from investment
             operations..............    2.54        (1.97)     (2.75)     (2.30)   3.15
                                         ----        ------     ------    -------  -----

Net asset value, end of period.......   $9.80        $7.26      $9.23     $11.98  $14.28
                                        -----        -----      -----     ------- ------

2.  TOTAL RETURN(1)  ................   34.99%      (21.34%)   (22.95%)   (16.11%) 28.30%

3.  RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s).... $40,611      $22,055    $24,820    $28,523 $22,068

Ratio to average net assets:

  Net expenses, excluding
    custody credits..................    1.50%        1.52%      1.53%      1.56%   1.58%

   Net investment loss ..............   (1.10%)      (0.78%)    (0.48%)    (0.14%) (0.29%)

Portfolio turnover rate..............  116.87%      105.86%     54.71%     83.97%  76.40%

Net expenses, including custody
  credits and expenses assumed
  by Adviser.........................    1.50%        1.50%      1.50%      1.50%   1.50%

Net expenses, excluding custody
  credits and expenses assumed
  by Adviser.........................    2.56%        2.69%      2.45%      2.40%   3.80%


(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Based on average shares outstanding during the period

                                                            Financial Highlights
                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

1. Selected Data for a share outstanding throughout each period


                                                       Period Ended December 31
                                             2003        2002      2001      2000     1999*
Net Asset Value, beginning
   of period.............................    $7.89       $8.50     $8.74     $9.67   $10.00
                                             -----       -----     -----     -----   ------

Income (loss) from investment
    operations

    Investment income, net(3) ...........     0.54        0.56      0.75      0.88     0.09
    Realized and unrealized gain (loss)
       on investments, net...............     0.75       (0.61)    (0.24)    (0.93)   (0.33)
                                             -----       -----     -----     -----    -----
          Total from investment operations    1.29       (0.05)     0.51     (0.05)   (0.24)
                                             -----       -----     -----     -----    -----
Less distributions
    Dividends from investment income, net     0.54        0.56      0.75      0.88     0.09
                                             -----       -----      ----      ----     ----
Net asset value, end of period...........    $8.64       $7.89     $8.50     $8.74    $9.67
                                             -----       -----     -----     -----    -----
2. TOTAL RETURN(1) ......................    16.90%      (0.51%)    5.82%    (0.58%)  (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s)........  $47,857     $31,219   $16,259   $10,340   $2,914
Ratio to average net assets:

    Net expenses, excluding custody
       credits...........................     1.50%       1.48%     1.57%     0.92%    2.01%(2)

    Net investment income................     6.56%       6.96%     8.42%     9.80%    6.40%(2)

Portfolio turnover rate..................   130.69%     101.70%   194.33%   119.90%    7.10%
Net expenses, including custody
    credits and expenses assumed
    by Adviser...........................     1.50%       1.46%     1.50%     0.85%    1.50%(2)

Net expenses, excluding custody credits
    and expenses assumed by Adviser......     2.00%       2.32%     3.18%     4.30%    2.01%(2)

* Commencement of investment operations was October 8, 1999

(1) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(2)  Annualized

(3)  Based on average shares outstanding during the period


                                                   Notes to Financial Statements
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.
PAX WORLD Growth Fund, Inc.
PAX WORLD High Yield Fund, Inc.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

                                                               December 31, 2003

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price. Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2003 is included in interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

EXPENSES

Expenses of the Funds, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

                                                               December 31, 2003

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The Funds will distribute net realized capital gains, if any, annually.

FEDERAL INCOME TAXES

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

PROXY VOTING POLICIES

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 800-767-1729, on our website at www.paxworld.com, or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's web site at www.sec.gov.

                                                                Decembe 31, 2003

NOTE B - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net asset value of each of such Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statement and prospectuses to shareholders. For the year ended December 31,

                                                               December 31, 2003

2003, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:

                 Total Expenses
 Fund          Assumed by Adviser
 ----          ------------------

Balanced            $      0
Growth               324,731
High Yield           216,963

Each Fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Act pursuant to which such Fund incurs the expenses of distributing its shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25% of 1%) up to (A) twenty-five hundredths of one percent (.25%) of its average daily net assets with respect to the Balanced Fund, (B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth Fund and the High Yield Fund. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time. For the year ended December 31, 2003, the Funds were not charged expenses in excess of the contractual rate; the following amounts were paid by the Adviser:

 Fund              Amount
 ----              ------

Balanced           $     0
Growth                   0
High Yield          32,292

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the year ended December 31, 2003, the advisory fee was waived as follows:

                                                               December 31, 2003

 Fund             Amount of Waiver
 ----             ----------------

Balanced                $66,623
Growth                    1,963
High Yield                2,785

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of their Audit Committees.

Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds. During the year ended December 31, 2003, the Funds expensed legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds, as follows: Balanced Fund, $368,721; Growth Fund, $63,849; and High Yield Fund, $70,038.

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven hundredths percent (25.07%) ownership interest in H.G. Wellington and Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). Thomas W. Grant, the President of the Adviser and of H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions paid to H.G. Wellington during the year ended December 31, 2003 are as follows:

                                   % of Total
 Fund                Amount        Commissions
 ----                ------        -----------

Balanced            $274,273           28%
Growth                42,735           34%
High Yield             1,239           <1%


NOTE C - INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the year ended December 31, 2003 are as follows:

                                                               December 31, 2003

                       Purchases                            Proceeds
                       ---------                            ---------
                                                                        U.S.
                  U.S.       U.S. Government                         Government
 Fund        Investments*      Agency Bonds      Investments*       Agency Bonds
 ----        ------------    ---------------     ------------       ------------
Balanced     $325,310,595     $235,195,586       $207,895,829       $211,000,000
Growth         41,818,373                0         33,198,822                  0
High Yield     67,452,675                0         51,612,070                  0

*excluding short-term investments and U.S. Government agency bonds

For Federal income tax purposes, the identified cost of investments owned at December 31, 2003 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2003 were as follows for the three Funds:

                 Identified
                   cost of
                 investments           Gross            Gross            Net
                 for Federal        unrealized       unrealized      unrealized
Fund          Income Tax Basis     Appreciation     Depreciation    Appreciation
----          ----------------     ------------     ------------    ------------
Balanced      $1,002,825,272       $230,818,421     $14,854,617     $215,963,804
Growth            31,321,193          9,382,283          49,078        9,333,205
High Yield        45,892,740          1,964,019         187,123        1,776,896

NOTE D - TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for paydowns, foreign currency transactions and net investment loss were identified and reclassified among the components of net assets as follows:

                                        Accumulated
                 Undistributed Net      Net Realized
Fund             Investment Income       Gain (Loss)      Paid-in Capital
----             -----------------      ------------      ---------------
Balanced             $(336,184)           $302,636            $33,548
Growth                 793,192                (710)          (792,482)
High Yield             110,738            (112,584)             1,846

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Under current tax laws, capital losses realized after October 31 may be deferred

                                                               December 31, 2003

and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2003 through December 31, 2003, which have deferred for tax purposes until fiscal year 2004:

 Fund              Deferred Losses
 ----              ---------------
Balanced               $837,109
Growth                        0
High Yield                    0

The tax character of distributions paid during the year ended December 31 was as follows:

                      2003                   2003                  2002
 Fund            Ordinary Income     Tax Return of Capital    Ordinary Income
 ----            ---------------     ---------------------    ---------------
Balanced           $11,834,367              $331,248            $18,764,896
High Yield           2,892,792                     -              1,354,335

As of December 31, 2003, the components of distributable earnings (net unrealized appreciation is stated in note C) on a tax basis were as follows:

                Undistributed
 Fund          Ordinary Income
 ----          ---------------
Balanced          $      0
Growth                   0
High Yield         110,738

At December 31, 2003, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund              2009             2010            2011             Total
----              ----             ----            ----             -----

Balanced       $        0       $20,842,49     $18,694,352       $39,535,039
Growth          5,153,570        6,623,063               0        11,776,633
High Yield              0        1,046,127               0         1,046,127

NOTE E - EXPENSE OFFSET ARRANGEMENTS

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the year ended December 31, 2003, reported as Fees paid indirectly in the Statements of Operations, are as follows:

Fund               Custody Credits
----               ---------------
Balanced                 $4,653
Growth                    2,533
High Yield                  757

                                                               December 31, 2003

NOTE F - OFFICERS AND INTERESTED DIRECTORS (UNAUDITED)

     The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

OFFICERS/DIRECTORS

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington. The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

None of the directors or officers of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. The aggregate remuneration paid by each Fund during the period covered by the report to: (i) all directors and all members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is as follows: Pax World Balanced Fund, Inc., $74,000; Pax World Growth Fund, Inc., $35,400; and Pax World High Yield Fund, Inc., $20,900.

INTERESTED DIRECTORS AND OFFICERS


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)            PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS      THE PAX WORLD
                              AND LENGTH           AND OTHER                FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY    OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER      DIRECTOR
-----------------------------------------------------------------------------------------------
Thomas W. Grant               Vice Chairman of     Mr. Grant is the Vice         3
(2; 3; and 4)                 the Board of         Chairman of the Board
14 Wall Street                Directors and        and President of the
New York, NY  10005;          President -          Balanced Fund
(62)                                               (1996-present), the
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------

                              Balanced Fund        President of the Growth
                              (since 1996)         Fund (1997-present), the
                                                   High Yield Fund
                              Vice chairman        (1998-present), the Money
                              of the Board of      Market Fund (1998-present),
                              Directors and        the Adviser (1996-present),
                              President            and H. G. Wellington
                              -Growth Fund         (1991-present).  Mr. Grant
                              (since 1997)         has been associated with H.
                                                   G. Wellington since 1991
                              President -          and served previously with
                              Money Market         the firm of Fahnestock & Fund
                              (since 1998)         Co. for twenty-six years as
                                                   a partner, managing
                                                   director and senior
                              President;           officer.  His duties
                              Director -           encompassed branch office
                              High Yield Fund      management, corporate
                              (since 1999)         finance, syndications and
                                                   municipal and corporate
                                                   bonds. Mr. Grant is a graduate
                                                   of the University of North
                                                   Carolina (BA).
-----------------------------------------------------------------------------------------------
James M. Shadek               Treasurer -          Mr. Shadek is the Treasurer     N/A
14 Wall Street                Growth Fund          of the Growth Fund
New York, NY 10005;           (since 1997)         (1997-present) and the High
(51)                                               Yield Fund (1999-present),
                              Treasurer -          a Senior Vice President for
                              High Yield Fund      Social Research Research of
                              (since 1999)         the Adviser (1996-present)

                                                   and an Account Executive
                                                   with H.G. Wellington
                                                   (1986-present).   Mr.
                                                   Shadek, together with
                                                   members of his family, owns
                                                   substantially all of the
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                   NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)               PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS         THE PAX WORLD
                              AND LENGTH           AND OTHER                   FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY       OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER         DIRECTOR
-----------------------------------------------------------------------------------------------

                                                   outstanding shares of
                                                   capital stock of the
                                                   Adviser and a 25.07%
                                                   interest in H.G. Wellington.
-----------------------------------------------------------------------------------------------
Laurence A. Shadek            Chairman of the      Mr. Shadek is the Chairman        3
(2; 3; and 4)                 Board of             of the Board of Directors
14 Wall Street                Directors;           of the Balanced Fund
New York, NY                  Director -           (1996-present), the Growth
10005; (54)                   Balanced             Fund (1997-present), and
                              Fund(since 1996)     the High Yield Fund
                                                   (1999-present), an
                              Chairman of the      Executive Vice President of
                              Board of             the Money Market Fund
                              Directors;           (1998-present), the
                              Director -           Chairman of the Board of
                              Growth Fund          the Adviser (1996-present),
                              (since 1997)         and an Executive
                                                   Vice-President of H.G.
                              Executive Vice       Wellington (1986-present).
                              President -          Mr. Shadek, together with
                              Money Market         members of his family, owns
                              Fund (since          substantially all of the
                              1998)                outstanding shares of
                                                   capital stock of the
                              Chairman of the      Adviser and a 25.07%
                              Board of             interest in H. G.
                              Directors;           Wellington.  Mr. Shadek has
                              Director - High      been associated with H. G.
                              Yield Fund           Wellington  since March
                              (since 1999)         1986 and was previously
                                                   associated with Stillman,
                                                   Maynard & Co., where he was
                                                   a general partner.  Mr.
                                                   Shadek's investment
                                                   experience includes twelve
                                                   years as a limited partner
                                                   and Account Executive with
                                                   the firm Moore & Schley.
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------
                                                   Mr. Shadek is a graduate of
                                                   Franklin & Marshall College (BA)
                                                   and New York University, School
                                                   of Graduate Business
                                                   Administration (MBA).

-----------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------
Carl H. Doerge, Jr.           Director -           Mr. Doerge has been a             3
(5; 6; and 7)                 Balanced Fund        private investor since
867 Remsen Lane               (since 1998)         1995.  Prior to that, Mr.
Oyster Bay, NY                                     Doerge was Executive Vice
11771; (65)                   Director -           President and Managing
                              Growth Fund          Director of Smith Barney
                              (since 1997)         for approximately 24 years.

                                                   Mr. Doerge is also a Member
                                                   Director - High of the Board of
                                                   Directors Yield Fund and
                                                   Executive Committee, (since and
                                                   Chairman of the 1999) Investment
                                                   Committee, of

                                                   St. Johnland Nursing Center in
                                                   Kings Park, NY (1999-present).
-----------------------------------------------------------------------------------------------
Anita D. Green                Co-Treasurer -       Ms. Green serves as Vice          N/A
c/o Pax World Management      Balanced Fund        President of Social
Corp.                         (since 1998)         Research (1996-present) and
222 State Street                                   was the Manager -
Portsmouth, NH                Assistant            Shareholder Services
03801-3853; (39)              Treasurer  -         (1990-2000) for the Pax
                              Growth Fund          World Fund Family and the
                              (since 1997)         Adviser.  Ms. Green is also
                                                   a Co-Treasurer of the
                              Assistant            Adviser  (1998-present) and
                              Treasurer -          the Balanced Fund
                              High Yield Fund      (1998-present) and an
                              (since 1999)         Assistant Treasurer of the
                                                   Growth Fund (1997-present)
                                                   and the High Yield Fund
                                                   (1999-present).

-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------

Michelle L. Guilmette         Assistant            Ms. Guilmette is the             N/A
c/o Pax World Management      Treasurer            Operations Specialist
Corp.                         (since 1997)         -Broker/Dealer Services for
222 State Street              and Assistant        the Pax World Fund Family
Portsmouth, NH                Secretary            and the Adviser
03801-3853; (30)              (since 1999) -       (1999-present) and was a
                              Balanced Fund        Shareholder Services
                                                   Representative for the Pax

                              Assistant            World Fund Family and the
                              Secretary -          Adviser (1992-1999). Ms.
                              Growth Fund          Guilmette is also an
                              (since 1999)         Assistant Treasurer
                                                   (1997-present) and an Assistant
                              Assistant            Secretary (1999-present) of
                              Secretary -          the  Balanced Fund and an
                              High Yield Fund      Assistant Secretary of the
                              (since 2000)         Growth Fund (1999-present)
                                                   and the High Yield Fund
                                                   (2000-present).
-----------------------------------------------------------------------------------------------
James M. Large, Jr.           Director -           Mr. Large is the Chairman        3
(5; 6; and 7)                 Balanced Fund        Emeritus of Dime Bancorp,
c/o Dime Bancorp,             (since 2001)         Inc. (1998-present).  Prior
Inc.                                               to that, Mr. Large was the
589 Fifth Avenue              Director -           Chairman (1995-1997) and
New York, NY                  Growth Fund          Chief Executive Officer
10017; (71)                   (since 2001)         (1995-1996) of Dime
                                                   Bancorp, Inc. and the
                              Director - High      Chairman and Chief
                              Yield Fund           Executive Officer of Anchor
                              (since 1999)         Savings Bank / Anchor
                                                   Bancorp (1989-1995).
-----------------------------------------------------------------------------------------------
Louis F. Laucirica            Director -           Mr. Laucirica is an              3
30 Oldchester Road            Balanced Fund        Associate Dean the Director
Essex Fells, NJ 07021;        (since 2003)         of Undergraduate Studies of
(62)                                               Stevens Institute of
                                                   Technology, Howe
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------
                              Director -           School (1999-present).
                              Growth Fund          Prior to that, Mr.
                              (since 2003)         Laucirica was

                                                   Executive-in-Residence and
                              Director - High      Executive Director
                              Yield Fund           Professional and
                              (since 2003)         International Programs of

                                                   Pace University, Lubin
                                                   School (1998-1999), and the
                                                   President and Chief
                                                   Executive Officer of Norton
                                                   Performance Plastics
                                                   Corporation (1989-1998).
                                                   Mr. Laucirica had been
                                                   associated with Norton
                                                   Performance Plastics
                                                   Corporation since 1972.
-----------------------------------------------------------------------------------------------
Joy L. Liechty                Director -           Ms. Liechty is a Client and       2
1403 Ashton Court             Balanced Fund        Sales Advocate and sales
Goshen, IN  46526;            (since 1991)         conference planner with the
(50)                                               Mennonite Mutual Aid
                              Director -           Association in Goshen,
                              Growth Fund          Indiana.  Ms. Liechty has
                              (since 1997)         been associated with that
                                                   organization since 1976, serving
                                                   as the Manager of Client
                                                   Services from 1980 to 1989, and
                                                   in her current role since 1989.
-----------------------------------------------------------------------------------------------
Sanford C. Sherman            Director -           Mr. Sherman is a Trustee of       2
(5; and 6)                    Balanced Fund        the Piscataqua Savings
91 Hillside Drive             (since 1992)         Bank, Portsmouth, NH
Portsmouth, NH  03801; (66)                        (1972-present) and the
                              Director -           chairman of the Piscataqua
                              Growth Fund          Savings Bank Trust
                              (since 1999)         Committee (1997-present).
                                                   Mr. Sherman was the
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------
                                                   Chief Executive Officer until
                                                   December 31, 2000, and was the
                                                   President and Chief Executive
                                                   Officer until December 31, 1999,
                                                   of the Piscataqua Savings Bank,
                                                   Portsmouth, NH, positions he
                                                   held since April 1981. For 21
                                                   years prior thereto, Mr. Sherman
                                                   held various other positions
                                                   with the bank, including Vice
                                                   President and Treasurer.
-----------------------------------------------------------------------------------------------
Janet Lawton Spates           Co-Treasurer -       Ms. Spates serves as the          N/A
c/o Pax World Management      Balanced Fund        Chief Operations Officer
Corp.                         (since 1998)         for the Pax World Fund
222 State Street                                   Family and the Adviser
Portsmouth, NH                Assistant            (1992-present).  Ms. Spates
03801-3853; (33)              Treasurer -          is also a Co-Treasurer of
                              Growth Fund          the Adviser (1998-present)
                              (since 1997)         and the Balanced Fund
                                                   (1998-present) and an Assistant
                              Assistant            Treasurer of the Growth Fund
                              Treasurer -          (1997-present) and the High
                              High Yield Fund      Yield Fund (1999-present).
                              (since 1999)
-----------------------------------------------------------------------------------------------
Nancy S. Taylor               Director -           Dr. Taylor is the President       2
600 Salem End Road            Balanced Fund        and a Minister of the
Framingham, MA 01702; (48)    (since 1997)         Massachusetts Conference of
                                                   the United Church of
                              Director -           Christ(2001-present).  Dr.
                              Growth Fund          Taylor previously served as
                              (since 1997)         a Senior Minister with
-----------------------------------------------------------------------------------------------


                                                               December 31, 2003


-----------------------------------------------------------------------------------------------
                              POSITION(S) HELD     PRINCIPAL                      NUMBER OF
                              WITH FUNDS;          OCCUPATION(S)                  PORTFOLIOS IN
                              TERM OF OFFICE(1);   DURING PAST 5 YEARS            THE PAX WORLD
                              AND LENGTH           AND OTHER                      FUND FAMILY
                              OF TIME              DIRECTORSHIPS HELD BY          OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
-----------------------------------------------------------------------------------------------
                                                   the First Congregational Church
                                                   in Boise, Idaho and has been
                                                   associated with that
                                                   organization since 1992. Prior
                                                   to that, Dr. Taylor was an
                                                   Associate Minister with the
                                                   Immanuel Congregational Church
                                                   in Hartford, Connecticut for
                                                   approximately five years.

-----------------------------------------------------------------------------------------------
Lee D. Unterman               Secretary -          Mr. Unterman serves as the         N/A
c/o Kurzman Karelsen &        Balanced Fund        Secretary of the Balanced
Frank, LLP                    (since 1997)         Fund (1997-present), the
230 Park Avenue                                    Growth Fund (1997-present)
New York, NY 10169;           Secretary -          and the High Yield Fund
(53)                          Growth Fund          (1999-present). Mr.
                              (since 1997)         Unterman is a Partner with
                                                   the law firm of Kurzman
                              Secretary -          Karelsen & Frank, LLP
                              High Yield Fund      (2000-present) and was a
                              (since 1999)         Partner with the law firms
                                                   of Bresler Goodman &
                                                   Unterman, LLP (1997-2000)
                                                   and Broudy & Jacobson
                                                   (1988-1997).

-----------------------------------------------------------------------------------------------
Esther J. Walls.              Director -           Ms. Walls is a director of          3
Apartment 29-J                Balanced Fund        the Balanced Fund
160 West End Avenue           (since 1981)         (1981-present), the Growth
New York, NY  10023;                               Fund (2002-present) and the
(77)                          Director -           High Yield Fund
                              Growth Fund          (1999-present). In
                              (since 2002)         addition, Ms. Walls was
                                                   Associate Director of
                              Director - High      Libraries, State University
                              Yield Fund           of New York, Stony Brook,
                              (since 1999)         Long Island, NY
                                                   (1974-1990).

-----------------------------------------------------------------------------------------------


                                                               December 31, 2003

(1) Directors of each Fund are elected each year at such Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2), (3) and (4) Designates a member of the Investment Committee of the Balanced Fund, Growth and High Yield Funds, respectively. The Investment Committee has the responsibility of overseeing a Fund's investments.

(5), (6) and (7) Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs Carl H. Doerge, Jr. and James M. Large, Jr.

The Statement of Additional Information includes additional information about Fund Directors and is available upon request without charge by calling 800-767-1729 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Standard Time or by visiting our website at www.paxworld.com.

                                                  Annual Meeting of Shareholders
                                                               December 31, 2003

PAX WORLD Balanced Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

An Annual Meeting of Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                       FOR:                      WITHHELD:
     Carl H. Doerge, Jr.            32,810,234                1,234,778
     Thomas W. Grant                31,928,941                2,116,071
     James M. Large, Jr.            32,684,494                1,360,519
     Joy L. Liechty                 32,969,316                1,075,696
     Laurence A. Shadek             31,888,987                2,156,026
     Sanford C. Sherman             32,859,687                1,185,325
     Nancy S. Taylor                32,964,621                1,080,391
     Esther J. Walls                32,917,727                1,127,285

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003:

                           For:            31,985,406
                           Against:           635,136
                           Abstain:         1,424,470

(3) To approve a change to the Fund's fundamental investment policies to permit the Fund to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits:

                           For:            23,119,745
                           Against:         2,116,200
                           Abstain:         1,602,753

(4) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                                                  Annual Meeting of Shareholders
                                                               December 31, 2003

                     For:                  25,887,304
                     Against:               1,043,430
                     Abstain:               1,932,329
                     Broker Non-Votes:        709,722

(5) In addition, the Shareholders of the Fund voted at such meeting to adjourn until a later date as discussed at such meeting, the consideration of a proposal to amend the By-Laws of the Fund to permit the Fund to invest in the securities of other registered investment companies (including the Pax World Money Market Fund), within certain limits. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the adjournment of the consideration of such proposal were as follows:

                     For:                  25,887,304
                     Against:               1,043,430
                     Abstain:               1,932,329
                     Broker Non-Votes:        709,722

     The adjourned consideration of such proposal took place at 10:00 a.m. on July 25, 2003 at the offices of H.G. Wellington & Co., Inc., Suite 1702, 14 Wall Street, New York, NY 10005. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to such proposal, are as follows:

                     For:                  25,795,860
                     Against:               2,445,936
                     Abstain:               1,758,133
                     Broker Non-Votes:      6,887,010

                                                  Annual Meeting of Shareholders
                                                               December 31, 2003

PAX WORLD Growth Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

An Annual Meeting of Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                       FOR:                      WITHHELD:
     Carl H. Doerge, Jr.            1,807,491                   66,648
     Thomas W. Grant                1,711,582                  162,557
     James M. Large, Jr.            1,806,690                   67,449
     Joy L. Liechty                 1,826,868                   47,271
     Laurence A. Shadek             1,701,471                  172,668
     Sanford C. Sherman             1,814,208                   59,931
     Nancy S. Taylor                1,825,030                   49,109
     Esther J. Walls                1,825,684                   48,455

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003:

                           For:             1,785,308
                           Against:            27,677
                           Abstain:            61,153

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                           For:             1,581,028           Against: 134,760
                           Abstain:           158,351

                                                  Annual Meeting of Shareholders
                                                               December 31, 2003

PAX WORLD High Yield Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

An Annual Meeting of Shareholders of the Fund was held at 12:00 p.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect five members to the Board of Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

     NOMINEE:                       FOR:                      WITHHELD:
     Carl H. Doerge, Jr.             4,625,907                  70,840
     Thomas W. Grant                 4,344,873                 351,874
     James M. Large, Jr.             4,627,841                  68,906
     Laurence A. Shadek              4,341,647                 355,101
     Esther J. Walls                 4,662,233                  34,514

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003:

                     For:                   4,642,539
                     Against:                  25,192
                     Abstain:                  29,015

(3) To vote on certain proposed changes to the Fund's Certificate of Incorporation, among other things, (A) to increase the total number of shares of stock of all classes and series which the Fund has authority to issue from twenty-five million to fifty million, (B) to permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time to create one or more other classes or series of capital stock of the Fund by setting or changing in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock:

                     For:                   2,696,167
                     Against:                  65,502
                     Abstain:                  35,015
                     Broker Non-Votes:      1,900,063

                                                  Annual Meeting of Shareholders
                                                               December 31, 2003

(4) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                     For:                   4,254,396
                     Against:                 325,071
                     Abstain:                 117,280
                     Broker Non-Votes:              0

                Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of PAX World Balanced Fund, Inc.
PAX World Growth Fund, Inc.
PAX World High Yield Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PAX World Balanced Fund, Inc., PAX World Growth Fund, Inc., and PAX World High Yield Fund, Inc. (the "Funds") as of December 31, 2003, and the related statements of operations, changes in net asset, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated January 17, 2003, expressed an unqualified opinion on the statements of changes and the financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PAX World Balanced Fund, Inc., PAX World Growth Fund, Inc., and PAX World High Yield Fund, Inc. at December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young


Boston, Massachusetts
February 4, 2004

PAX WORLD
ETHICAL INVESTING

PAX World
222 State Street
Portsmouth, NH 03801

800-767-1729

web www.paxworld.com

email info@paxworld.com

For general fund information:
800-767-1729

For shareholder account information:
800-372-7827

For broker services:
800-635-1404

Address all account inquiries to:
PAX World
P.O. Box 9824
Providence, RI 02940-8024

Item 2.     Code of Ethics.

         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3.     Audit Committee Financial Expert.

         The registrant's board of directors has determined that the registrant has two audit committee financial experts (all of whom are independent) serving on its audit committee, namely Carl H. Doerge, Jr. and James M. Large, Jr.


Item 4.     Principal Accountant Fees and Services.

         (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements (including tax fees reported under paragraph (c), below) were $70,430 and $39,583 for fiscal years 2003 and 2002, respectively.

         (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a), above, of this Item were $0 and $0 for fiscal years 2003 and 2002, respectively - none of which were required to be approved by the audit committee of the registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2003 and 2002 under this category.

         (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,500 and $9,500 for fiscal years 2003 and 2002, respectively - none of which were required to be approved by the audit committee of the registrant's board of directors pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. The nature of the services comprising the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

         (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c), above, of this Item, are $0 and $0 for fiscal years 2003 and 2002, respectively - none of which were required to be approved by the audit committee of the registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2003 and 2002 under this category.

         (e) (1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the registrant and the registrant's principal accountant dated September 30, 2003 are subject to pre-approval by the audit committee of the board of directors of the registrant.

             (2) The percentage of services described in each of paragraphs (b) through (d), above, of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and the percentage of services described in each of paragraphs (b) through (d), above, of this Item that were required to be approved by the audit committee of the registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 20-01 of Regulation S-X were as follows:

                                                                  Required to be
                              Item               Approved            Approved
          2003                 4(b)           Not Applicable             0%
                               4(c)                 0%                   0%
                               4(d)           Not Applicable             0%
          2002                 4(b)           Not Applicable             0%
                               4(c)                 0%                   0%
                               4(d)           Not Applicable             0%

         (f) Not applicable, because the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 and $0 for fiscal years 2003 and 2002, respectively.

         (h) The audit committee of the registrant's board of directors has not considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by the registrant's principal accountant to the registrant's investment adviser or such other entities.

Item 5.     Audit Committee of Listed Registrants

         Not applicable.

Item 6.     [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.     [Reserved]

Item 9.     Controls and Procedures.

         (i) It is the conclusion of the registrant's principal executive officer and principal financial officer (or persons performing similar functions) based upon an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that such Disclosure Controls are effectively designed to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR has been recorded, processed, summarized and reported by the filing date and that the information required to be disclosed by the registrant in this report on Form N-CSR has been accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer (or persons performing similar functions), to allow timely decisions regarding required disclosure.

         (ii) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 10.     Exhibits.

         (a) Code of ethics that is the subject of the disclosure required by
Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

         (b) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act 0f 1940, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Pax World High Yield Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     March 24, 2004
    ----------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                               Thomas W. Grant, President

Date     March 24, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Janet L. Spates
                         -------------------------------------------------------
                               Janet L. Spates, Assistant Treasurer
Date   March 24, 2004
    ----------------------------------------------------------------------------


*Print the name and title of each signing officer under his or her signature.

                                       66